N / E / W / S R / E / L / E / A / S / E

October 24, 2019

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2019 RESULTS WITH THE ADDITION OF MONROE BANK AND TRUST

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2019 net income of $36.8 million compared to $41.1 million during the same period in 2018. Earnings per share for the period totaled $.71 per share compared to third quarter 2018 results of $.83 per share. Included in the third quarter results are $11.2 million, or $.17 per share, of one-time charges related to the closing of our acquisition of Monroe Bank & Trust on September 1, 2019.

Total assets equaled $12.3 billion as of quarter-end and loans totaled $8.3 billion. The Corporation’s loan portfolio increased by $1.2 billion, or 17.1 percent, during the past twelve months. Investments increased $864 million, or 53.2 percent, during the same period and now total $2.5 billion. The acquisition of Monroe Bank & Trust accounted for $731 million of the increase in loans. Total deposits equaled $9.8 billion as of quarter-end and increased by $2.1 billion, or 27.9 percent, since September 30, 2018. Of the increase, Monroe Bank & Trust accounted for $1.1 billion.

The Corporation’s loan to deposit ratio now totals 85.1 percent and loan to asset ratio totals 67.4 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 14.37 percent, common equity tier 1 capital ratio equaled 12.14 percent, and the tangible common equity ratio totaled 9.95 percent.

Michael C. Rechin, President and Chief Executive Officer, stated, “First Merchants posted strong financial results as our local economies continue to flourish and our clients look to our bank for growth solutions. The signature event for the quarter was the legal closing of the Monroe Bank & Trust transaction. The merger extends our franchise with a community bank that enjoys a dominant market share position. Our plan to operationally integrate Monroe Bank & Trust into First Merchants next month will accelerate our marketplace momentum into 2020 to include a reduction in our overall funding costs.”

Net-interest income for the quarter totaled $88.9 million, an increase of $2.4 million from third quarter 2018, even as net-interest margin declined by 43 basis points totaling 3.62 percent. Yields on earning assets totaled 4.77 percent, a decline of 11 basis points of which nearly half was due to lower fair value accretion. The cost of supporting liabilities increased by 32 basis points and totaled 1.15 percent.

Non-interest income totaled $22.1 million for the quarter, a $2.6 million, or 13.3 percent increase from the third quarter of 2018. Customer specific line items accounted for $3.1 million of the increase, with derivative hedge income accounting for $909,000 of the growth. Non-interest expense totaled $67.4 million up from the 2018 total of $55 million. Of the $12.4 million increase from the third quarter of 2018, merger related expenses accounted for $11.2 million.

The Corporation’s provision expense for the quarter totaled $600,000 and net charge-offs were $1.3 million. The allowance for loan losses reached $80.6 million as of September 30, 2019, up from $78.4 million as of September 30, 2018. Non-accrual loans declined to $22.7 million as of quarter-end and the allowance is .97 percent of total loans and 1.16 percent of non-purchased loans.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, October 24, 2019.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until November 24, 2019. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10134821.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme191024.html during the time of the call. A replay of the web cast will be available until October 24, 2020.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2019	2018
ASSETS
Cash and cash equivalents	$202,383	$142,501
Interest-bearing time deposits	230,101	66,763
Investment securities	2,489,420	1,625,251
Loans held for sale	7,910	3,022
Loans	8,299,260	7,088,071
Less: Allowance for loan losses	(80,571)	(78,406)
Net loans	8,218,689	7,009,665
Premises and equipment	113,446	93,728
Federal Home Loan Bank stock	28,736	24,588
Interest receivable	45,923	38,531
Goodwill and other intangibles	579,751	471,409
Cash surrender value of life insurance	286,747	223,865
Other real estate owned	7,156	8,859
Tax asset, deferred and receivable	15,187	25,933
Other assets	99,612	53,167
TOTAL ASSETS	$12,325,061	$9,787,282
LIABILITIES
Deposits:
Noninterest-bearing	$1,777,365	$1,464,190
Interest-bearing	7,988,086	6,168,962
Total Deposits	9,765,451	7,633,152
Borrowings:
Federal funds purchased	—	90,000
Securities sold under repurchase agreements	191,603	118,824
Federal Home Loan Bank advances	354,609	385,458
Subordinated debentures and term loans	138,630	138,408
Total Borrowings	684,842	732,690
Interest payable	7,855	5,920
Other liabilities	117,901	54,094
Total Liabilities	10,576,049	8,425,856
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 55,345,672 and 49,304,542 shares	6,918	6,163
Additional paid-in capital	1,053,148	837,996
Retained earnings	663,173	552,551
Accumulated other comprehensive income (loss)	25,648	(35,409)
Total Stockholders' Equity	1,749,012	1,361,426
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,325,061	$9,787,282

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2019	2018	2019	2018
INTEREST INCOME
Loans receivable:
Taxable	$96,850	$88,479	$280,155	$251,409
Tax-exempt	4,500	3,761	12,897	10,989
Investment securities:
Taxable	6,729	5,514	19,822	16,044
Tax-exempt	8,335	6,493	22,660	18,865
Deposits with financial institutions	1,363	270	3,022	1,034
Federal Home Loan Bank stock	355	283	1,028	950
Total Interest Income	118,132	104,800	339,584	299,291
INTEREST EXPENSE
Deposits	24,830	13,685	67,511	34,852
Federal funds purchased	15	229	225	670
Securities sold under repurchase agreements	385	174	1,057	519
Federal Home Loan Bank advances	1,894	2,137	5,400	6,141
Subordinated debentures and term loans	2,076	2,089	6,315	6,136
Total Interest Expense	29,200	18,314	80,508	48,318
NET INTEREST INCOME	88,932	86,486	259,076	250,973
Provision for loan losses	600	1,400	2,300	5,563
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	88,332	85,086	256,776	245,410
OTHER INCOME
Service charges on deposit accounts	6,107	5,619	16,639	15,434
Fiduciary and wealth management fees	4,429	3,673	12,178	11,064
Card payment fees	5,158	4,586	14,813	13,642
Net gains and fees on sales of loans	2,227	1,841	5,258	5,262
Derivative hedge fees	1,684	775	3,952	1,848
Other customer fees	450	452	1,230	1,349
Earnings on cash surrender value of life insurance	1,144	961	3,079	3,144
Net realized gains on sales of available for sale securities	393	1,285	3,376	4,016
Other income	524	335	1,918	1,520
Total Other Income	22,116	19,527	62,443	57,279
OTHER EXPENSES
Salaries and employee benefits	38,942	32,936	104,679	97,354
Net occupancy	4,777	4,586	14,273	13,604
Equipment	4,030	3,483	11,789	10,707
Marketing	1,332	1,216	5,158	3,574
Outside data processing fees	4,435	3,422	12,048	9,848
Printing and office supplies	312	334	961	992
Intangible asset amortization	1,356	1,650	4,404	5,094
FDIC assessments	(668)	856	717	2,286
Other real estate owned and foreclosure expenses	294	455	2,362	1,219
Professional and other outside services	8,251	1,844	12,511	5,174
Other expenses	4,293	4,240	12,660	12,361
Total Other Expenses	67,354	55,022	181,562	162,213
INCOME BEFORE INCOME TAX	43,094	49,591	137,657	140,476
Income tax expense	6,337	8,478	21,027	23,050
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$36,757	$41,113	$116,630	$117,426
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.71	$0.83	$2.33	$2.38
Diluted Net Income Available to Common Stockholders	$0.71	$0.83	$2.32	$2.37
Cash Dividends Paid	$0.26	$0.22	$0.74	$0.62
Average Diluted Shares Outstanding (in thousands)	51,570	49,492	50,227	49,458

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
NET CHARGE-OFFS	$1,303	$537	$2,281	$2,189

AVERAGE BALANCES:
Total Assets	$11,277,742	$9,756,680	$10,623,664	$9,610,219
Total Loans	7,773,328	7,099,694	7,464,910	6,962,460
Total Earning Assets	10,192,183	8,810,758	9,618,285	8,657,152
Total Deposits	8,922,222	7,603,625	8,397,056	7,466,187
Total Stockholders' Equity	1,596,595	1,358,904	1,502,474	1,331,867

FINANCIAL RATIOS:
Return on Average Assets	1.30%	1.69%	1.46%	1.63%
Return on Average Stockholders' Equity	9.21	12.10	10.35	11.76
Return on Average Common Stockholders' Equity	9.21	12.10	10.35	11.76
Average Earning Assets to Average Assets	90.37	90.30	90.54	90.08
Allowance for Loan Losses as % of Total Loans	0.97	1.11	0.97	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.07	0.03	0.04	0.04
Average Stockholders' Equity to Average Assets	14.16	13.93	14.14	13.86
Tax Equivalent Yield on Average Earning Assets	4.77	4.88	4.84	4.73
Interest Expense/Average Earning Assets	1.15	0.83	1.12	0.74
Net Interest Margin (FTE) on Average Earning Assets	3.62	4.05	3.72	3.99
Efficiency Ratio	57.60	49.25	53.36	49.94
Tangible Common Book Value Per Share	$21.26	$18.16	$21.26	$18.16

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Non-Accrual Loans	$22,728	$25,635	$27,949	$26,148	$20,421
Renegotiated Loans	576	640	709	1,103	968
Non-Performing Loans (NPL)	23,304	26,275	28,658	27,251	21,389
Other Real Estate Owned	7,156	1,131	1,877	2,179	8,859
Non-Performing Assets (NPA)	30,460	27,406	30,535	29,430	30,248
90+ Days Delinquent	82	209	134	1,855	50
NPAs & 90 Day Delinquent	$30,542	$27,615	$30,669	$31,285	$30,298

Allowance for Loan Losses	$80,571	$81,274	$80,902	$80,552	$78,406
Quarterly Net Charge-offs	1,303	128	850	(482)	537
NPAs / Actual Assets %	0.25%	0.26%	0.30%	0.30%	0.31%
NPAs & 90 Day / Actual Assets %	0.25%	0.26%	0.30%	0.32%	0.31%
NPAs / Actual Loans and OREO %	0.37%	0.36%	0.42%	0.41%	0.43%
Allowance for Loan Losses / Actual Loans (%)	0.97%	1.08%	1.11%	1.11%	1.11%
Net Charge-offs as % of Average Loans (Annualized)	0.07%	0.01%	0.05%	(0.03)%	0.03%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
ASSETS
Cash and cash equivalents	$202,383	$128,185	$115,878	$139,247	$142,501
Interest-bearing time deposits	230,101	129,614	70,672	36,963	66,763
Investment securities	2,489,420	2,092,924	1,862,659	1,632,582	1,625,251
Loans held for sale	7,910	5,854	3,330	4,778	3,022
Loans	8,299,260	7,511,370	7,299,320	7,224,467	7,088,071
Less: Allowance for loan losses	(80,571)	(81,274)	(80,902)	(80,552)	(78,406)
Net loans	8,218,689	7,430,096	7,218,418	7,143,915	7,009,665
Premises and equipment	113,446	91,767	91,863	93,420	93,728
Federal Home Loan Bank stock	28,736	24,588	24,588	24,588	24,588
Interest receivable	45,923	45,150	40,931	40,881	38,531
Goodwill and other intangibles	579,751	466,736	468,256	469,784	471,409
Cash surrender value of life insurance	286,747	226,241	225,928	224,939	223,865
Other real estate owned	7,156	1,131	1,877	2,179	8,859
Tax asset, deferred and receivable	15,187	12,340	16,094	23,668	25,933
Other assets	99,612	83,231	70,431	47,772	53,167
TOTAL ASSETS	$12,325,061	$10,737,857	$10,210,925	$9,884,716	$9,787,282
LIABILITIES
Deposits:
Noninterest-bearing	$1,777,365	$1,353,165	$1,381,183	$1,447,907	$1,464,190
Interest-bearing	7,988,086	6,966,163	6,666,615	6,306,686	6,168,962
Total Deposits	9,765,451	8,319,328	8,047,798	7,754,593	7,633,152
Borrowings:
Federal funds purchased	—	75,000	20,000	104,000	90,000
Securities sold under repurchase agreements	191,603	119,674	111,783	113,512	118,824
Federal Home Loan Bank advances	354,609	460,042	345,013	314,986	385,458
Subordinated debentures and term loans	138,630	138,574	138,519	138,463	138,408
Total Borrowings	684,842	793,290	615,315	670,961	732,690
Interest payable	7,855	6,740	7,313	5,607	5,920
Other liabilities	117,901	116,863	84,651	45,295	54,094
Total Liabilities	10,576,049	9,236,221	8,755,077	8,476,456	8,425,856
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,918	6,182	6,179	6,169	6,163
Additional paid-in capital	1,053,148	841,365	839,919	840,052	837,996
Retained earnings	663,173	639,362	611,220	583,336	552,551
Accumulated other comprehensive income (loss)	25,648	14,602	(1,595)	(21,422)	(35,409)
Total Stockholders' Equity	1,749,012	1,501,636	1,455,848	1,408,260	1,361,426
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,325,061	$10,737,857	$10,210,925	$9,884,716	$9,787,282

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
INTEREST INCOME
Loans receivable:
Taxable	$96,850	$92,824	$90,481	$91,092	$88,479
Tax-exempt	4,500	4,244	4,153	3,873	3,761
Investment securities:
Taxable	6,729	6,998	6,095	5,553	5,514
Tax-exempt	8,335	7,454	6,871	6,644	6,493
Deposits with financial institutions	1,363	784	875	1,207	270
Federal Home Loan Bank stock	355	335	338	284	283
Total Interest Income	118,132	112,639	108,813	108,653	104,800
INTEREST EXPENSE
Deposits	24,830	23,087	19,594	16,690	13,685
Federal funds purchased	15	117	93	48	229
Securities sold under repurchase agreements	385	342	330	243	174
Federal Home Loan Bank advances	1,894	1,692	1,814	1,691	2,137
Subordinated debentures and term loans	2,076	2,123	2,116	2,097	2,089
Total Interest Expense	29,200	27,361	23,947	20,769	18,314
NET INTEREST INCOME	88,932	85,278	84,866	87,884	86,486
Provision for loan losses	600	500	1,200	1,664	1,400
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	88,332	84,778	83,666	86,220	85,086
OTHER INCOME
Service charges on deposit accounts	6,107	5,437	5,095	5,516	5,619
Fiduciary and wealth management fees	4,429	3,931	3,818	3,842	3,673
Card payment fees	5,158	4,829	4,826	4,393	4,586
Net gains and fees on sales of loans	2,227	1,736	1,295	1,767	1,841
Derivative hedge fees	1,684	1,487	781	645	775
Other customer fees	450	341	439	511	452
Earnings on cash surrender value of life insurance	1,144	946	989	1,074	961
Net realized gains on sales of available for sale securities	393	1,843	1,140	253	1,285
Other income	524	1,064	330	1,179	335
Total Other Income	22,116	21,614	18,713	19,180	19,527
OTHER EXPENSES
Salaries and employee benefits	38,942	32,709	33,028	34,350	32,936
Net occupancy	4,777	4,469	5,027	4,737	4,586
Equipment	4,030	4,117	3,642	3,627	3,483
Marketing	1,332	2,752	1,074	1,107	1,216
Outside data processing fees	4,435	3,929	3,684	3,367	3,422
Printing and office supplies	312	334	315	433	334
Intangible asset amortization	1,356	1,520	1,528	1,625	1,650
FDIC assessments	(668)	678	707	634	856
Other real estate owned and foreclosure expenses	294	903	1,165	251	455
Professional and other outside services	8,251	2,376	1,884	3,002	1,844
Other expenses	4,293	3,800	4,567	4,605	4,240
Total Other Expenses	67,354	57,587	56,621	57,738	55,022
INCOME BEFORE INCOME TAX	43,094	48,805	45,758	47,662	49,591
Income tax expense	6,337	7,749	6,941	5,949	8,478
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$36,757	$41,056	$38,817	$41,713	$41,113

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.71	$0.83	$0.79	$0.85	$0.83
Diluted Net Income Available to Common Stockholders	$0.71	$0.83	$0.78	$0.85	$0.83
Cash Dividends Paid	$0.26	$0.26	$0.22	$0.22	$0.22
Average Diluted Shares Outstanding (in thousands)	51,570	49,550	49,541	49,511	49,492
FINANCIAL RATIOS:
Return on Average Assets	1.30%	1.56%	1.54%	1.68%	1.69%
Return on Average Stockholders' Equity	9.21	11.10	10.86	12.10	12.10
Return on Average Common Stockholders' Equity	9.21	11.10	10.86	12.10	12.10
Average Earning Assets to Average Assets	90.37	90.66	90.60	90.41	90.30
Allowance for Loan Losses as % of Total Loans	0.97	1.08	1.11	1.11	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.07	0.01	0.05	(0.03)	0.03
Average Stockholders' Equity to Average Assets	14.16	14.09	14.18	13.90	13.93
Tax Equivalent Yield on Average Earning Assets	4.77	4.86	4.89	4.97	4.88
Interest Expense/Average Earning Assets	1.15	1.15	1.05	0.93	0.83
Net Interest Margin (FTE) on Average Earning Assets	3.62	3.71	3.84	4.04	4.05
Efficiency Ratio	57.60	51.00	51.18	50.97	49.25
Tangible Common Book Value Per Share	$21.26	$21.01	$20.07	$19.12	$18.16

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Commercial and industrial loans	$2,034,311	$1,877,042	$1,788,628	$1,726,664	$1,655,569
Agricultural production financing and other loans to farmers	90,462	83,452	80,357	92,404	88,504
Real estate loans:
Construction	670,138	624,548	542,501	545,729	668,608
Commercial and farmland	3,144,649	2,821,689	2,838,798	2,832,102	2,699,629
Residential	1,155,403	993,802	976,668	966,421	965,893
Home equity	601,335	548,006	536,208	528,157	517,303
Individuals' loans for household and other personal expenditures	131,246	98,384	108,216	99,788	98,709
Public finance and other commercial loans	471,716	464,447	427,944	433,202	393,856
Loans	8,299,260	7,511,370	7,299,320	7,224,467	7,088,071
Allowance for loan losses	(80,571)	(81,274)	(80,902)	(80,552)	(78,406)
NET LOANS	$8,218,689	$7,430,096	$7,218,418	$7,143,915	$7,009,665

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Demand deposits	$5,183,971	$4,309,473	$4,101,156	$3,985,178	$3,870,816
Savings deposits	2,808,745	2,358,720	2,338,266	2,282,701	2,212,675
Certificates and other time deposits of $100,000 or more	731,693	720,536	670,199	593,592	602,002
Other certificates and time deposits	811,780	729,392	704,527	646,682	625,341
Brokered deposits	229,262	201,207	233,650	246,440	322,318
TOTAL DEPOSITS	$9,765,451	$8,319,328	$8,047,798	$7,754,593	$7,633,152

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	September 30, 2019			September 30, 2018
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$262,082	$1,363	2.06%	$52,027	$270	2.08%
Federal Home Loan Bank stock	24,633	355	5.76	24,588	283	4.60
Investment Securities: (1)
Taxable	1,104,612	6,729	2.44	857,507	5,514	2.57
Tax-Exempt (2)	1,027,528	10,551	4.11	776,942	8,219	4.23
Total Investment Securities	2,132,140	17,280	3.24	1,634,449	13,733	3.36
Loans held for sale	21,913	274	5.00	11,038	142	5.15
Loans: (3)
Commercial	5,674,956	77,370	5.45	5,226,284	71,223	5.45
Real Estate Mortgage	822,874	9,518	4.63	739,356	8,383	4.54
Installment	715,428	9,688	5.42	655,738	8,731	5.33
Tax-Exempt (2)	538,157	5,696	4.23	467,278	4,761	4.08
Total Loans	7,773,328	102,546	5.28	7,099,694	93,240	5.25
Total Earning Assets	10,192,183	121,544	4.77%	8,810,758	107,526	4.88%
Net unrealized gain (loss) on securities available for sale	30,353			(15,245)
Allowance for loan losses	(80,918)			(77,763)
Cash and cash equivalents	143,266			128,557
Premises and equipment	99,021			94,422
Other assets	893,837			815,951
Total Assets	$11,277,742			$9,756,680
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$3,134,675	$9,285	1.18%	$2,399,477	$4,909	0.82%
Money market deposits	1,307,647	3,766	1.14	1,062,154	1,551	0.58
Savings deposits	1,244,859	2,523	0.80	1,081,369	1,500	0.55
Certificates and other time deposits	1,736,759	9,256	2.11	1,536,697	5,725	1.49
Total Interest-bearing Deposits	7,423,940	24,830	1.33	6,079,697	13,685	0.90
Borrowings	660,107	4,370	2.59	741,092	4,629	2.50
Total Interest-bearing Liabilities	8,084,047	29,200	1.43	6,820,789	18,314	1.07
Noninterest-bearing deposits	1,498,282			1,523,928
Other liabilities	98,818			53,059
Total Liabilities	9,681,147			8,397,776
Stockholders' Equity	1,596,595			1,358,904
Total Liabilities and Stockholders' Equity	$11,277,742	29,200		$9,756,680	18,314
Net Interest Income (FTE)		$92,344			$89,212
Net Interest Spread (FTE) (4)			3.34%			3.81%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.77%			4.88%
Interest Expense / Average Earning Assets			1.15%			0.83%
Net Interest Margin (FTE) (5)			3.62%			4.05%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2019 and 2018. These totals equal $3,412 and $2,726 for the three months ended September 30, 2019 and 2018, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Nine Months Ended
	September 30, 2019			September 30, 2018
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$184,640	$3,022	2.18%	$76,570	$1,034	1.80%
Federal Home Loan Bank stock	24,603	1,028	5.57	24,521	950	5.17
Investment Securities: (1)
Taxable	1,021,102	19,822	2.59	840,425	16,044	2.55
Tax-Exempt (2)	923,030	28,684	4.14	753,176	23,880	4.23
Total Investment Securities	1,944,132	48,506	3.33	1,593,601	39,924	3.34
Loans held for sale	13,618	512	5.01	9,520	363	5.08
Loans: (3)
Commercial	5,469,377	224,766	5.48	5,116,405	200,886	5.24
Real Estate Mortgage	778,778	26,526	4.54	732,469	25,174	4.58
Installment	686,055	28,351	5.51	637,140	24,986	5.23
Tax-Exempt (2)	517,082	16,325	4.21	466,926	13,910	3.97
Total Loans	7,464,910	296,480	5.30	6,962,460	265,319	5.08
Total Earning Assets	9,618,285	349,036	4.84%	8,657,152	307,227	4.73%
Net unrealized gain on securities available for sale	12,856			(11,616)
Allowance for loan losses	(81,172)			(76,944)
Cash and cash equivalents	130,587			129,181
Premises and equipment	94,628			94,897
Other assets	848,480			817,549
Total Assets	$10,623,664			$9,610,219
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$2,921,762	$24,844	1.13%	$2,236,644	$12,013	0.72%
Money market deposits	1,222,860	10,057	1.10	1,077,792	4,270	0.53
Savings deposits	1,187,173	7,315	0.82	1,041,600	3,214	0.41
Certificates and other time deposits	1,652,141	25,295	2.04	1,504,851	15,355	1.36
Total Interest-bearing Deposits	6,983,936	67,511	1.29	5,860,887	34,852	0.79
Borrowings	636,295	12,997	2.72	754,054	13,466	2.38
Total Interest-bearing Liabilities	7,620,231	80,508	1.41	6,614,941	48,318	0.97
Noninterest-bearing deposits	1,413,120			1,605,300
Other liabilities	87,839			58,111
Total Liabilities	9,121,190			8,278,352
Stockholders' Equity	1,502,474			1,331,867
Total Liabilities and Stockholders' Equity	$10,623,664	80,508		$9,610,219	48,318
Net Interest Income (FTE)		$268,528			$258,909
Net Interest Spread (FTE) (4)			3.43%			3.76%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.84%			4.73%
Interest Expense / Average Earning Assets			1.12%			0.74%
Net Interest Margin (FTE) (5)			3.72%			3.99%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2019 and 2018. These totals equal $9,452 and $7,936 for the nine months ended September 30, 2019 and 2018, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.